Exhibit 10.4

George Guimont Leasing Co.
RE: Leasing of Equipment Year: 2003 Make: Ford	15421 72nd DR SE Snohomish Wa. 98296

 Model : F-550 w/ dump bed

Unit # 1

Vin 1FDAF56P83ED13000

Payment Amount : $1039.42

Deposit Amount : $6236.52

The Term of this lease will be a month to month simple lease. Payments are due on the 10th of the month. Deposits will be refunded at the end of the lease. There will be a purchase option at any time for the fair market value of the truck. All deposits will be applied to the purchase price of the vehicle.

All vehicles will be insured by the leasee and maintained by the manufactures specifications. All vehicles will be uses for the purpose they were designed to be used for. At no time will any of the vehicles be run over weight or uninsured.

DRS Inc.	George Guimont
Date 1-16-07	Date 1-16-07

George Guimont Leasing Co.
RE: Leasing of Equipment Year: 2003 Make: Ford	15421 72nd DR SE Snohomish Wa. 98296

Model : F-550 w/ dump bed

Unit # 2

Vin # I FDAF56P33ED02244

Payment Amount : $1070.82

Deposit Amount : $6424.92

The Term of this lease will be a month to month simple lease. Payments are due on the 10th of the month. Deposits will be refunded at the end of the lease. There will be a purchase option at any time for the fair market value of the truck. All deposits will be applied to the purchase price of the vehicle.

All vehicles will be insured by the leasee and maintained by the manufactures specifications. All vehicles will be uses for the purpose they were designed to be used for. At no time will any of the vehicles be run over weight or uninsured.

DRS Inc.	George Guimont

Date 01/16/07	Date 01/16/07

George Guimont Leasing Co.
RE: Leasing of Equipment Year: 2003 Make: Ford	15421 72nd DR SE Snohomish Wa. 98296

Model : F-550 w/ dump bed

Unit # 3

Vin # 1FDAF56P63ED13013

Payment Amount : $1045.78

Deposit Amount : $6274.68

The Term of this lease will be a month to month simple lease. Payments are due on the 10th of the month. Deposits will be refunded at the end of the lease. There will be a purchase option at any time for the fair market value of the truck. All deposits will be applied to the purchase price of the vehicle.

All vehicles will be insured by the leasee and maintained by the manufactures specifications. All vehicles will be uses for the purpose they were designed to be used for. At no time will any of the vehicles be run over weight or uninsured.DRS Inc.George Guimont

DRS Inc.	George Guimont

1-16-07 Date	1-16-07 Date

George Guimont Leasing Co.
RE: Leasing of Equipment Year: 2001 Make: Ford	15421 72nd DR SE Snohomish Wa. 98296

Model : F-550 w/ dump bed

Unit # 4

Vin 1FDAF56F61EA47710

Payment Amount : $919.76

Deposit Amount : $5518.56

The Term of this lease will be a month to month simple lease. Payments are due on the 10th of the month. Deposits will be refunded at the end of the lease. There will be a purchase option at any time for the fair market value of the truck. All deposits will be applied to the purchase price of the vehicle.  All vehicles will be insured by the leasee and maintained by the manufactures specifications. All vehicles will be uses for the purpose they were designed to be used for. At no time will any of the vehicles be run over weight or uninsured.

DRS Inc. 1-16-07 Date	George Guimont

1-16-07 Date

George Guimont Leasing Co.
RE: Leasing of Equipment Year: 2006 Make: Ford	15421 72nd DR SE Snohomish Wa. 98296

Model : Ridgeline RL

Unit # - 5

Vin # - 2HJYK165561/505893

Payment Amount : $573.46

Deposit Amount : $3440.76

The term of this lease will be month to month simple lease. Payments are due on the 10th of the month. Deposits will be refunded at the end of the lease. There will be a purchase option at any time for the fair market value of the truck. All deposits will be applied to the purchase price of the vehicle.

All vehicles will be insured by leasee and maintained by the manufactures specifications. All vehicles will beused for the purpose they were designed to be used for. At no time will any vehicle be run over weight or uninsured.

DRS INC. 5/1/07 Date	George Guimont 5/1/07 Date

George Guimont Leasing Co.
RE: Leasing of Equipment Year: 2005 Make: Ford	15421 72nd DR SE Snohomish Wa. 98296

Model : F-250

Unit # 6

Vin # 1FTSW21 PX5EC48412

Payment Amount : $1141.13

Deposit Amount : $6846.78

The Term of this lease will be a month to month simple lease. Payments are due on the 10th of the month. Deposits will be refunded at the end of the lease. There will be a purchase option at any time for the fair market value of the truck. All deposits will be applied to the purchase price of the vehicle.

All vehicles will be insured by the leasee and maintained by the manufactures specifications. All vehicles will be uses for the purpose they were designed to be used for. At no time will any of the vehicles be run over weight or uninsured.

DRS Inc.	George Guimont

Date 1-16-07	Date 1-16-07

George Guimont Leasing Co.
RE: Leasing of Equipment Year: 2004 Make: Ford	15421 72nd DR SE Snohomish Wa. 98296

Model : F-650 W/ Dump bed

Unit # 7

Vin 3FRNX65N84V654253

Payment Amount : 51368.99

Deposit Amount : 582 13.94

The Term of this lease will be a month to month simple lease. Payments are due on the 10th of the month. Deposits will be refunded at the end of the lease. There will be a purchase option at any time for the fair market value of the truck. All deposits will be applied to the purchase price of the vehicle.

All vehicles will be insured by the leasee and maintained by the manufactures specifications. All vehicles will be uses for the purpose they were designed to be used for. At no time will any of the vehicles be run over weight or uninsured.

DRS Inc.	George Guimont

Date 1-16-07	Date 1-16-07

George Guimont Leasing Co.
RE: Leasing of Equipment Year: 2001 Make: Ford	15421 72nd DR SE Snohomish Wa. 98296

Model : F-550 W/dump box

Unit #8

Vin # 1FDAF56F7 I EC 17489

Payment Amount : $928.61

Deposit Amount : $5571.66

The Term of this lease will be a month to month simple lease. Payments are due on the 10th of the month. Deposits will be refunded at the end of the lease. There will be a purchase option at any time for the fair market value of the truck. All deposits will be applied to the purchase price of the vehicle.

All vehicles will be insured by the leasee and maintained by the manufactures specifications. All vehicles will be uses for the purpose they were designed to be used for. At no time will any of the vehicles be run over weight or uninsured.

DRS Inc.	George Guimont

Date 1-16-07	Date 1-16-07

George Guimont Leasing Co.
RE: Leasing of Equipment Year: 2004 Make: Ford	15421 72nd DR SE Snohomish Wa. 98296

Model : F-550 W/dump box

Unit # 9

Vin # 1 FDAF56P64EA 18902

Payment Amount : $1050.05

Deposit Amount : $6300.03

The Term of this lease will be a month to month simple lease. Payments are due on the 10th of the month. Deposits will be refunded at the end of the lease. There will be a purchase option at any time for the fair market value of the truck. All deposits will be applied to the purchase price of the vehicle.

All vehicles will be insured by the leasee and maintained by the manufactures specifications. All vehicles will be uses for the purpose they were designed to be used for. At no time will any of the vehicles be run over weight or uninsured.

DRS Inc.	George Guimont

Date	Date
1/16/2007	1/16/2007

George Guimont Leasing Co.
RE: Leasing of Equipment Year: 2004 Make: Ford	15421 72nd DR SE Snohomish Wa. 98296

Model : F-650 W/ Dump bed

Unit # 10

Vin # 3FRNF65234V589787

Payment Amount : $1,364.91

Deposit Amount : $8189.46

The Term of this lease will be a month to month simple lease. Payments are due on the 10th of the month. Deposits will be refunded at the end of the lease. There will be a purchase option at any time for the fair market value of the truck. All deposits will be applied to the purchase price of the vehicle.

All vehicles will be insured by the leasee and maintained by the manufactures specifications. All vehicles will be uses for the purpose they were designed to be used for. At no time will any of the vehicles be run over weight or uninsured.

DRS Inc.	George Guimont

Date	Date
1-17-07	1-16-07

George Guimont Leasing Co.
RE: Leasing of Equipment Year: 2004 Make: Ford	15421 72nd DR SE Snohomish Wa. 98296

Unit # 11

Vin # JL6DGM I E77K003403

Payment Amount : $1428.02

Deposit Amount : $8568.12

The Term of this lease will be a month to month simple lease. Payments are due on the 10th of the month. Deposits will be refunded at the end of the lease. There will be a purchase option at any time for the fair market value of the truck. All deposits will be applied to the purchase price of the vehicle.

Al] vehicles will be insured by the leasee and maintained by the manufactures specifications. All vehicles will be uses for the purpose they were designed to be used for. At no time will any of the vehicles be run over weight or uninsured.

DRS Inc.	George Guimont

Date	Date
1-16-07	1-16-07

George Guimont Leasing Co.
RE: Leasing of Equipment Year: 2007 Make: MITSU Model: FM-260	15421 72nd DR SE Snohomish Wa. 98296

Model : FM-OTHI

Unit # 12

Vin # ..1L6BDH1S26K001036

Payment Amount : $1204.37

Deposit Amount : $7226.22

The Term of this lease will be a month to month simple lease. Payments are due on the 10th of the month. Deposits will be refunded at the end of the lease. There will be a purchase option at any time for the fair market value of the truck. All deposits will be applied to the purchase price of the vehicle.

All vehicles will be insured by the leasee and maintained by the manufactures specifications. All vehicles will be uses for the purpose they were designed to be used for. At no time will any of the vehicles be run over weight or uninsured.

DRS Inc.	George Guimont

Date	Date
1-16-07	1-16-07

George Guimont Leasing Co.
RE: Leasing of Equipment Year: 2007 Make: MITSU Model: FM-260	15421 72nd DR SE Snohomish Wa. 98296

Unit # 13

Vin # JL6DGM1E27K004281

Payment Amount : $1428.02

Deposit Amount : $8568.12

The Term of this lease will be a month to month simple lease. Payments are due on the 10th of the month. Deposits will be refunded at the end of the lease. There will be a purchase option at any time for the fair market value of the truck. All deposits will be applied to the purchase price of the vehicle.

All vehicles will be insured by the leasee and maintained by the manufactures specifications. All vehicles will be uses for the purpose they were designed to be used for. At no time will any of the vehicles be run over weight or uninsured.

DRS Inc.	George Guimont

Date	Date
1-16-07	1-16-07

George Guimont Leasing Co.
RE: Leasing of Equipment Year: 2007 Make: MITSU Model: FM-260	15421 72nd DR SE Snohomish Wa. 98296

Model : FM-260

Unit # 14

Vin # ..1L6DGM1E77K004051

Payment Amount : $1478.51

Deposit Amount : $8871.06

The Term of this lease will be a month to month simple lease. Payments are due on the 10th of the month, Deposits will be refunded at the end of the lease. There will be a purchase option at any time for the fair market value of the truck. All deposits will be applied to the purchase price of the vehicle.

All vehicles will be insured by the leasee and maintained by the manufactures specifications. All vehicles will be uses for the purpose they were designed to be used for. At no time will any of the vehicles be run over weight or uninsured.

DRS Inc.	George Guimont

Date	Date
1-16-07	1-16-07

George Guimont Leasing Co.
RE: Leasing of Equipment Year: 2003 Make: MITSU Model: FM-260	15421 72nd DR SE Snohomish Wa. 98296

Unit # 15 Note: This Vehicle was totaled March 2007.

Vin # JL6DGM I E47K004282

Payment Amount : $1624.19

Deposit Amount : $9745.14

The Term of this lease will be a month to month simple lease. Payments are due on the 10th of the month. Deposits will be refunded at the end of the lease. There will be a purchase option at any time for the fair market value of the truck. All deposits will be applied to the purchase price of the vehicle.

All vehicles will be insured by the leasee and maintained by the manufactures specifications. All vehicles will be uses for the purpose they were designed to be used for. At no time will any of the vehicles be run over weight or uninsured.

DRS Inc.	George Guimont

Date	Date
1-16-07	1-16-07

George Guimont Leasing Co.
RE: Leasing of Equipment Year: 2001 Make: Freightliner Model: FLD-120	15421 72nd DR SE Snohomish Wa. 98296

RENTAL AGREEMENT

This agreement is between Daniel Mendes, an individual, and DRS Inc., a Nevada Corporation that is licensed to do business in Washington State.

Unit # 15

Re: Monthly Rental of Equipment

Equipment details: Year : 2001

Make : Freightliner Model : FLD120

Vin # : 1FUNAHCG21PF96985

Monthly payment amount : $450.00

The term of the agreement is a month to month simple rental agreement. Payments are due on the 10th of the month.

There is a purchase option on the equipment at any time for the fair market value of the Tractor.

No deposit is required.

It is DRS Inc.'s responsibility to keep equipment licensed as required by any and all Federal and State agencies.

Vehicle will be insured by DRS Inc. and maintained to the manufacturer's specifications. Vehicle will be used only for the purpose for which it was designed to be used for. At no time shall the vehicle be run overweight, uninsured, or in violation of any laws.

DRS Inc.	Daniel Mendes

Date 6/15/2007	Date 6/15/2007

George Guimont Leasing Co.
RE: Leasing of Equipment Year: 2007 Make: MITSU Model: FM-260	15421 72nd DR SE Snohomish Wa. 98296

Unit # 16

Vin # JL6DGM I E67K004218

Payment Amount : $1691.87

Deposit Amount : $10151.22

The Term of this lease will be a month to month simple lease. Payments are due on the 10th of the month. Deposits will be refunded at the end of the lease. There will be a purchase option at any time for the fair market value of the truck. All deposits will be applied to the purchase price of the vehicle.

All vehicles will be insured by the leasee and maintained by the manufactures specifications. All vehicles will be uses for the purpose they were designed to be used for. At no time will any of the vehicles be run over weight or uninsured.

DRS Inc.	George Guimont

Date	Date
1-16-07	1-16-07

George Guimont Leasing Co.
RE: Leasing of Equipment Year: 2007 Make: MITSU Model: FM-260	15421 72nd DR SE Snohomish Wa. 98296

RE: Leasing of Equipment

Year : 2007

Make : M1TSU

Model : FM-260

Unit # 17

Vin # JL6DGL I E47 K007046

Payment Amount : $ 1709.44

Deposit Amount : $10256.64

The Term of this lease will be a month to month simple lease. Payments are due on the 101h of the month. Deposits will be refunded at the end of the lease. There will be a purchase option at any time for the fair market value of the truck. All deposits will be applied to the purchase price of the vehicle.

All vehicles will be insured by the leasee and maintained by the manufactures specifications. All vehicles will be uses for the purpose they were designed to be used for. At no time will any of the vehicles be run over weight or uninsured.

DRS Inc.	George Guimont

Date	Date
1-16-07	1-16-07

George Guimont Leasing Co.
RE: Leasing of Equipment Year: 2007 Make: MITSU Model: FM-260	15421 72nd DR SE Snohomish Wa. 98296

Unit # 18

Vin # JL6DGL I E27K007093

Payment Amount : $1709.44

Deposit Amount : $10256.64

The Term of this lease will be a month to month simple lease. Payments are due on the 10'1' of the month. Deposits will be refunded at the end of the lease. There will be a purchase option at any time for the fair market value of the truck. All deposits will be applied to the purchase price of the vehicle.

All vehicles will be insured by the leasee and maintained by the manufactures specifications. All vehicles will be uses for the purpose they were designed to be used for. At no time will any of the vehicles be run over weight or uninsured.

DRS Inc.	George Guimont

Date	Date
1-16-07	1-16-07

George Guimont Leasing Co.
15421 72nd DR SE
Snohomish Wa. 98296

RE: Leasing of Equipment

Year : 1994

Make : WHGM Volvo

Model : TRACTOR

Unit # 19

Vin # 4V1VDBCH9RN673569

Payment Amount : $1335.00

Deposit Amount : $8010.00

The Term of this lease will be a month to month simple lease. Payments are due on the 10`11 of the month. Deposits will be refunded at the end of the lease. There will be a purchase option at any time for the fair market value of the truck. All deposits will be applied to the purchase price of the vehicle.

All vehicles will be insured by the leasee and maintained by the manufactures specifications. All vehicles will be uses for the purpose they were designed to be used for. At no time will any of the vehicles be run over weight or uninsured.

DRS Inc.	George Guimont

Date	Date
1-16-07	1-16-07

George Guimont Leasing Co.
15421 72nd DR SE
Snohomish Wa. 98296

RE: Leasing of Equipment Year : 2004

Make : Trinity

Model : 56' Belt Trailer

Unit # 20

Vin # NON Vinable

Payment Amount : $1600.00

Deposit Amount : $9600.00

The Term of this lease will be a month to month simple lease. Payments are due on the 10th of the month. Deposits will be refunded at the end of the lease. There will be a purchase option at any time for the fair market value of the truck. All deposits will be applied to the purchase price of the vehicle.

All vehicles will be insured by the leasee and maintained by the manufactures specifications. All vehicles will be uses for the purpose they were designed to be used for. At no time will any of the vehicles be run over weight or uninsured.

DRS Inc.	George Guimont

Date	Date
1-16-07	1-16-07

George Guimont Leasing Co.
15421 72nd DR SE
Snohomish Wa. 98296

RE: Leasing of Equipment

Year : 2008

Make : Ford

Model : F-350 Crew Cab

Unit # - 21

Vin # - 1FTSW31RX8EA33625

Payment Amount : $1358.98

Deposit Amount : $8153.88

The term of this lease will be month to month simple lease. Payments are due on the 10th of the month. Deposits will be refunded at the end of the lease. There will be a purchase option at any time for the fair market value of the truck. All deposits will be applied to the purchase price of the vehicle.

All vehicles will be insured by leasee and maintained by the manufactures specifications. All vehicles will beused for the purpose they were designed to be used for. At no time will any vehicle be run over weight or uninsured ..

DRS Inc.	George Guimont

Date	Date
3/1/2007	3/1/2007

DTG Enterprises, Inc.
15016 78th AVE SE
Snohomish Wa.. 98296

DTG Enterprises, Inc. has unique knowledge in the drywall scrapping, drywall recycling, and job site clean industries. With over 9 Years of experience owning and running similar companies DTG Enterprises, Inc. is willing to consult of DRS Inc. Under the following Terms and conditions.

1)           DTG Enterprises, Inc is not an employee, DTG Enterprises, Inc. is a fully License, insured Company

2)           DTG Enterprises will oversee the daily business of DRS Inc.

3)           DTG Enterprises will evaluate the financial state of DRS Inc. Monthly to determine profitability

4)           DTG will share all inside knowledge of the drywall scrapping, drywall recycling, and job site clean industries.

5)           DTG Enterprises will be compensated $20,000.00 a month for these services due on the l' and the 156 of each month.

6)           DTG Enterprises contract time is Month to month and can be terminated by either party with 30 days notice.

DRS Inc.	DTG Enterprise Inc.

George Guimont Secretary
Date 8/1/2007	Date 8/1/2007

Equipment Rental Agreement

THIS EQUIPMENT RENTAL AGREEMENT dated this 1st day of July, 2007

BETWEEN

George Guimont of P.O. Box 726, Bothell, Washington, 98041 and

Daniel Mendes of P.O. Box 726, Bothell, Washington, 98041

(collectively the "Lessor")

OF THE FIRST PART

-and-

Drs Inc. of 16504 9th AVE SE #205, Mill Creek, Washington, 98012

(the "Lessee")

OF THE SECOND PART

(the Lessor and Lessee are collectively the "Parties")

IN CONSIDERATION of the mutual covenants and promises in this Agreement, the sufficiency of which the Parties acknowledge, the Lessor leases the Equipment to the Lessee, and the Lessee leases the Equipment from the Lessor on the following terms:

Definitions

1. The following definitions are used but not otherwise defined in this Agreement:

a. "Casualty Value" means the market value of the Equipment at the end of the Term or when in relation to a Total Loss, the market value the Equipment would have had at the end of the Term but for the Total Loss. The Casualty Value may be less than but will not be more than the original purchase price of the Equipment.

b. "Equipment" means 2008 Serial #2008-01 New & Referbished Drywall Proccessing Machine White in color. This includes all conveyors, belts, Mills, Grinders, Screws, Electrical, the Estimated Value of this machine is $750,000.00 ..

c. "Total Loss" means any loss or damage that is not repairable or that would cost more to repair than the market value of the Equipment.

  Lease

2. The Lessor agrees to lease the Equipment to the Lessee, and the Lessee agrees to lease the Equipment from the Lessor in accordance with the terms set out in this Agreement.

Term

3.  The Lease term commences on the 1st day of June, 2007 and will continue on a year-to-year basis (the "Term").

Rent and Deposit

4.  The rent will be paid in installments of $6,000.00 each month, in advance, beginning on the 1st day of July, 2007 and will be paid on the 15th day of each succeeding month throughout the Term (the "Rent").

5.  The Lessee will pay a deposit of $75,000.00 (the "Deposit") before taking possession of the Equipment. The Lessor will refund the Deposit to the Lessee at the end of the Term provided that the Lessee has performed all of the Lessee's obligations under this Agreement.

Delivery of Equipment

6.  The Lessee will, at the Lessee's own expense and risk, pick up and transport the Equipment from Argen Street , Salem, Oregon,

Use of Equipment

7.   The Lessee will use the Equipment in a good and careful manner and will comply with all of the manufacturer's requirements and recommendations respecting the Equipment and with any applicable law, whether local, state or federal respecting the use of the Equipment, including, but not limited to, environmental and copyright law.

8.   The Lessee will use the Equipment for the purpose for which it was designed and not for any other purpose.

9.  Unless the Lessee obtains the prior written consent of the Lessor, the Lessee will not alter, modify or attach anything to the Equipment unless the alteration, modification or attachment is easily removable without damaging the functional capabilities or economic value of the Equipment.

Repair of Equipment

10.  The Lessee will, at the Lessee's own expense, keep the Equipment in good repair, appearance and condition, normal and reasonable wear and tear excepted. The Lessee will supply all parts that are necessary to keep the Equipment in such a state.

11.  If the Equipment is not in good repair, appearance and condition when it is returned to the Lessor, the Lessor may make such repairs or may cause such repairs to be made as are necessary to put the Equipment in a state of good repair, appearance and condition, normal and reasonable wear and tear excepted. The Lessor will make the said repairs within a reasonable time of taking possession of the Equipment and will give the Lessee written notice of and invoices for the said repairs. Then the Lessee will reimburse the Lessor for the actual expense of said repairs.

12.  The Lessee may, but is not obligated to, enforce any warranty that the Lessor has against the supplier or manufacturer of the Equipment. The Lessee will enforce such warranty or indemnity in its own name and at its own expense.

13.  The Equipment will be in working order and good condition upon delivery. The Equipment is of merchantable quality and is fit for the following purpose: Equipment will be used to process new and clean drywall only.

Loss and Damage

14.  To the extent permitted by law, the Lessee will be responsible for risk of loss, theft, damage or destruction to the Equipment from any and every cause.

15.  If the Equipment is lost or damaged, the Lessee will continue paying Rent, will provide the Lessor with prompt written notice of such loss or damage and will, if the Equipment is repairable, put or cause the Equipment to be put in a state of good repair, appearance and condition.

16.  In the event of Total Loss of the Equipment, the Lessee will provide the Lessor with prompt written notice of such loss and will pay to the Lessor all unpaid Rent for the Term plus the Casualty Value of the Equipment, at which point ownership of the Equipment passes to the Lessee.

Ownership, Right to Lease and Quiet Enjoyment

17.  The Equipment is the property of the Lessor and will remain the property of the Lessor.

18.  The Lessee will not encumber the Equipment or allow the Equipment to be encumbered or pledge the Equipment as security in any manner.

19.  The Lessor warrants that the Lessor has the right to lease the Equipment according to the terms in this Agreement.

20.  The Lessor warrants that as long as no Event of Default has occurred, the Lessor will not disturb the Lessee's quiet and peaceful possession of the Equipment or the Lessee's unrestricted use of the Equipment for the purpose for which the Equipment was designed.

Insurance

21.  The Lessee will, during the whole of the Term and for as long as the Lessee has possession of the Equipment, take out, maintain and pay for insurance against loss of and damage to the Equipment for the full replacement value of the Equipment and will name the Lessor as the loss payee.

22.  The Lessee will, during the whole of the Term and for as long as the Lessee has possession of the Equipment, take out, maintain and pay for comprehensive general liability insurance against claims for bodily injury, including death, and property damage or loss arising out of the use of the Equipment. The insurance policy will have limits of at least $2,000,000.00.

23.  The insurance will be in the joint name of the Lessor and the Lessee so that both the Lessor and the Lessee will be protected from liability and will provide primary and non-contributing coverage for the Lessor. The insurance policy will have a provision that it will not be modified or cancelled unless the insurer provides the Lessor with thirty (30) days written notice stating when such modification or cancellation will be effective.

24.  Upon written demand by the Lessor, the Lessee will provide the Lessor with an original policy or certificate evidencing such insurance.

25. The Lessee appoints the Lessor as the Lessee's attorney-in-fact ("Attorney") with the power to maintain the above insurance and to secure payments arising out of any insurance policy required by this Agreement. The Attorney has the power to do all acts that are necessary or desirable to secure such payments.

26.  If the Lessee fails to maintain and pay for such insurance, the Lessor may, but is not obligated to, obtain such insurance, but if the Lessor does obtain such insurance, the Lessee will pay to the Lessor the cost of such insurance upon notification from the Lessor of the amount.

Taxes

27.  The Lessee will report and pay all taxes, fees and charges associated with the Equipment, with the use of the Equipment, and with revenues and profits arising out of the use of the Equipment, including, but not limited to, sales taxes, property taxes. and license and registration fees. The Lessee will pay any and all penalties and interest for failure to pay any tax, fee or charge on or before the date on which the payment is due. The Lessee will pay any and all penalties and interest for failure to report required information to any taxing authority with jurisdiction over the Lessee or the Equipment. If the Lessee fails to do any of the foregoing, the Lessor may, but is not obligated to, do so at the Lessee's expense.

28.  Notwithstanding any other provision of this Agreement, the Lessee will not be required to pay any tax, fee or charge if the Lessee is contesting the validity of same in the manner prescribed by the legislation governing the imposition of same, or in the absence of a prescribed form, in a reasonable manner. However, the Lessee will indemnify and reimburse the Lessor for damages and expenses incurred by the Lessor arising from or related to the Lessee's failure to pay any tax, fee or charge, regardless of whether the Lessee is contesting the validity of the same or not.

29.  If the Lessee fails to pay any and all taxes, fees, and charges mentioned in this Agreement and the Lessor, on behalf of the Lessee, pays the same, the Lessee will reimburse the Lessor for the cost upon notification from the Lessor of the amount.

Indemnity

30.  The Lessee will indemnify and hold harmless the Lessor against any and all claims, actions, suits, proceedings, costs, expenses, damages and liabilities, including attorney's fees and costs, arising out of or related to the Lessee's use of the Equipment.

Default

31.  The occurrence of any one or more of the following events will constitute an event of default ("Event of Default") under this Agreement:

a.  The Lessee fails to pay any amount provided for in this Agreement within 30 days after same is due or otherwise breaches the Lessee's obligations under this Agreement.

b.  The Lessee becomes insolvent or makes an assignment of rights or property for the benefit of creditors or files for or has bankruptcy proceedings instituted against it under the  Federal bankruptcy law of the United States or other competent jurisdiction.

c.  A writ of attachment or execution is levied on the Equipment and is not released or satisfied within 10 days.

Remedies

32.  On the occurrence of an Event of Default, the Lessor will be entitled to pursue any one or more of the following remedies (the "Remedies"):

  a.   Declare the entire amount of the Rent for the Term immediately due and payable without notice or demand to the Lessee.

  b.   Apply the Deposit toward any amount owing to the Lessor.

  c.   Commence legal proceedings to recover the Rent and other obligations accrued before and after the Event of Default.

  d.   Take possession of the Equipment, without demand or notice, wherever same may be located, without any court order or other process of law. The Lessee waives any and all damage occasioned by such taking of possession.

  e.    Terminate this Agreement immediately upon written notice to the Lessee.

  f.   Pursue any other remedy available in law or equity.

Assignment

33.  THE LESSEE WILL NOT ASSIGN THIS AGREEMENT, THE LESSEE'S INTEREST IN THIS AGREEMENT OR THE LESSEE'S INTEREST IN THE EQUIPMENT WITHOUT THE PRIOR WRITTEN CONSENT OF THE LESSOR.

34.  If the Lessee assigns this Agreement, the Lessee's interest in this Agreement or the Lessee's interest in the Equipment without the prior written consent of the Lessor, the Lessor will have recourse to the Remedies and will be entitled to all damages caused by the transfer to the extent that the damages could not reasonably be prevented by the Lessor.

Renewal

35.  The Lessee may renew this Agreement for an additional Term if the Lessee has given the Lessor 31 days written notice of the Lessee's intention to renew and if the Lessee is not in default of any of the terms under this Agreement. Other than as agreed upon in writing between the Parties, the renewal will be on the same terms as this Agreement, except for this renewal clause.

Additional Documents

36.  Upon written demand by the Lessor. the Lessee will execute and deliver to the Lessor documents required by the Lessor to protect the Lessor's interest in the Equipment including, but not limited to, the documents necessary to file a UCC financing statement.

Additional Clauses

37.  Rent Payment will be split between George Guimont & Daniel Mendes. Amounts to each party will be determined monthly. But will not exceed $6000.00 a month combined. .

38.  Based on completion of the machine Rent will be paid at a minimum of $1000.00 a month to each lessor.

39.  Based on Productivity of the completed machine, this will determine the percentage of rent paid monthly. Once machine produces 4000 tons of product monthly the Full rent will be paid at that point. Before such time the Lessor will be given a minimum of $1000.00 a month each. .

Entire Agreement

40.  This Agreement will constitute the entire agreement between the Parties. Any prior understanding or representation of any kind preceding the date of this Agreement will not be binding on either Party except to the extent incorporated in this Agreement.

Address for Notice

41.  Service of all notices under this Agreement will be delivered personally or sent by registered mail or courier to the following addresses:

Lessor: George Guimont, P.O. Box 726, Bothell , Washington 98041. Lessee: Drs Inc., 16504 9th AVE SE #205, Mill Creek, Washington, 98012.

Payment

42.  All dollar amounts in this agreement refer to U.S. dollars, and all payments required to be paid under this Agreement will be paid in U.S. dollars unless the Parties agree otherwise.

Interpretation

43.  Headings are inserted for the convenience of the Parties only and are not to be considered when interpreting this Agreement. Words in the singular mean and include the plural and vice versa. Words in the masculine mean and include the feminine and vice versa.

Governing Law

44.  It is the intention of the Parties to this Agreement that this Agreement and the performance under this Agreement, and all suits and special proceedings under this Agreement. be construed in accordance with and governed, to the exclusion of the law of any other forum, by the laws of the State of Washington (the "State"), without regard to the jurisdiction in which any action or special proceeding may be instituted.

Severability

45.  If there is a conflict between any provision of this Agreement and the applicable legislation of the State (the "Act"), the Act will prevail and such provisions of the Agreement will be amended or deleted as necessary in order to comply with the Act. Further, any provisions that are required by the Act are incorporated into this Agreement.

46.  If there is a conflict between any provision of this Agreement and any form of Agreement prescribed by the Act, that prescribed form will prevail and such provisions of the Agreement will be amended or deleted as necessary in order to comply with that prescribed form. Further, any provisions that are required by that prescribed form are incorporated into this Agreement.

47.  In the event that any of the provisions of this Agreement are held to be invalid or unenforceable in whole or in part, those provisions to the extent enforceable and all other provisions will nevertheless continue to be valid and enforceable as though the invalid or unenforceable parts had not been included in this Agreement and the remaining provisions had been executed by both Parties subsequent to the expungement of the invalid provision.

General Terms

48.  This Agreement may be executed in counterparts. Facsimile signatures are binding and are considered to be original signatures.

49.  Time is of the essence in this Agreement.

50.  This Agreement will extend to and be binding upon and inure to the benefit of the respective heirs, executors, administrators. successors and assigns, as the case may be, of each Party to this Agreement.

51.  Neither Party will be liable in damages or have the right to terminate this Agreement for any delay or default in performance if such delay or default is caused by conditions beyond its control including, but not limited to Acts of God, Government restrictions, wars, insurrections, natural disasters, such as earthquakes, hurricanes or floods and/or any other cause beyond the reasonable control of the Party whose performance is affected.

Notice to Lessee

52.   NOTICE TO THE LESSEE: This is a lease. You are not buying the Equipment. Do not sign this Lease before you read it. You are entitled to a completed copy of this Agreement when you sign it.

IN WITNESS WHEREOF the Parties have executed this Lease Agreement on this 1st day of July, 2007.